Exhibit 10.1

                           LOAN MODIFICATION AGREEMENT


       This Loan Modification Agreement (this "Loan Modification Agreement") is dated as of July 20, 2007, and effective as of June 5, 2007, by and between SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462 ("Bank") and NETSCOUT SYSTEMS, INC., a Delaware corporation with offices at 310 Littleton Road, Westford, Massachusetts 01886-4105 ("Borrower").

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a certain loan arrangement dated as of March 12, 1998, evidenced by, among other documents, a certain Amended and Restated Loan and Security Agreement dated as of March 12, 1998 between Borrower and Bank, as amended by certain Loan Modification Agreements between Borrower and Bank dated March 11, 1999, March 10, 2000, June 27, 2000, March 9, 2001, August 14, 2001,
September 7, 2001, March 10, 2002, November 7, 2002, March 19, 2003, dated as of July 31, 2003, effective as of June 8, 2003, June 8, 2004, and June 9, 2005 (as may be amended from time to time, the "Loan Agreement"). The Loan Agreement established a working capital line of credit in favor of Borrower in the maximum principal amount of Ten Million Dollars ($10,000,000.00) (the "Committed Revolving Line"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

       Hereinafter, all indebtedness and obligations owing by Borrower to Bank shall be referred to as the "Obligations".

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the "Security Documents").

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3.     DESCRIPTION OF CHANGE IN TERMS.

       A.     Modifications to Loan Agreement.

              1. The Loan Agreement shall be amended by deleting the following text appearing as Section 6.2 thereof, entitled "Financial Statements, Reports, Certificates":

                     "6.2 Financial Statements, Reports, Certificates.

                            (a) Borrower shall deliver to Bank: (i) as soon as
                     available, but no later than forty-five (45) days after the last day of each quarter, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during the period, in a form acceptable to Bank and certified by a Responsible Office,
                     (ii) as soon as available, but no later than forty-five
                     (45) days after the last day of each quarter, copies of all statements, reports and notices made available to Borrower's security holders or to any holders of Subordinated Debt and all reports on Form 10-Q filed with the Securities and Exchange Commission; (iii) as soon as available, but no later than one hundred twenty (120) days after the last day of Borrower's fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm acceptable to Bank; (iv) as soon as available, but not later than one hundred twenty (120) days after the last day of Borrower's fiscal year, copies of all statements, reports and notices made available to Borrower's security holders or to any holders of Subordinated Debt and all reports on Form 10-K filed with the Securities and Exchange Commission; (v) within five (5) days of filing with the Securities Exchange Commission, the Form 8-K; (vi) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of One Hundred Thousand Dollars ($100,000.00) or more; and
                     (vii)other financial information reasonably requested by Bank.

                            (b) Within forty-five (45) days after the last day
                     of each quarter, Borrower shall deliver to Bank a Compliance Certificate signed by a Responsible Office."

              and inserting in lieu thereof the following:

                     "6.2 Financial Statements, Reports, Certificates.

                            (a) Borrower shall deliver to Bank: (i) within 5
                     days of filing, all reports on Form 10-K, and 10-Q filed with the Securities and Exchange Commission, (ii) at least annually, and with any updates, Board approved financial projections no later than forty-five (45) days after such approval, (iii) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of One Hundred Thousand Dollars ($100,000.00) or more; and (iv) other financial information reasonably requested by Bank.

                            (b) Contemporaneously with the delivery of the Form
                     10-K, and 10-Q to the Bank, Borrower shall also deliver to Bank a Compliance Certificate signed by a Responsible Office."

              2. The Loan Agreement shall be amended by deleting the following definition appearing in Section 13.1 thereof:

                            ""Revolving Maturity Date" means June 6, 2007."

                     and inserting in lieu thereof the following:

                            ""Revolving Maturity Date" means June 4, 2009."

              3. The Compliance Certificate attached as Exhibit C to the Loan Agreement is hereby replaced with the Compliance Certificate attached as Exhibit A hereto.

4. FEES. Borrower shall pay to Bank a modification fee of Forty-Five Thousand Dollars ($45,000.00), which fee shall be earned as of the date hereof and shall be payable as follows: (i) Twenty-Five Thousand Dollars ($25,000.00) on the date hereof and (ii) Twenty Thousand Dollars ($20,000.00) on the sooner to occur of (x) __________, 2008 [DATE WHICH IS ONE YEAR FROM THE DATE HEREOF,
(y) the early termination of the Loan Agreement, or (z) the occurrence of an Event of Default. Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

6. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

7. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

8. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

9. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

       This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:                                      BANK:

NETSCOUT SYSTEMS, INC.                         SILICON VALLEY BANK


By:    /s/ David P. Sommers                    By:     /s/ Bradley Holt
   -----------------------------------------      ------------------------------

Name: David P. Sommers                         Name: Bradley Holt


Title: CFO and Senior VP, General Operations   Title: Vice President



56120/582